PARAMETRIC BALANCED RISK FUND
Supplement to Prospectus dated September 10, 2013

1.  The following replaces “Fees and Expenses of the Fund” under “Fund Summary”:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	n/a
Other Expenses*	0.31%	0.31%
Acquired Fund Fees and Expenses*	0.08%	0.08%
Total Annual Fund Operating Expenses	1.39%	1.14%
Expense Reimbursement(1)	(0.16)%	(0.16)%
Total Fund Operating Expenses After Expense Reimbursement	1.23%	0.98%

*

Based on estimates for the current fiscal year.

(1)

The investment adviser and administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.15% for Investor Class shares and 0.90% for Institutional Class shares.  This expense reimbursement will continue through December 31, 2015.  Any amendment to or a termination of this reimbursement would require written approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as:  acquired fund fees and expenses, brokerage commissions, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser and administrator and sub-adviser during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class shares	$125	$424
Institutional Class shares	$100	$346

2.  The following replaces “Principal Investment Strategies” in “Fund Summary”:

Principal Investment Strategies

The Fund seeks its objective of total return utilizing a balanced risk asset allocation strategy. The strategy intends to incorporate investments representing a broad spectrum of asset classes which may include, but is not limited to: global equity, real estate, credit spreads, nominal bonds, inflation bonds, commodities and/or precious metals. The Fund does not have a fixed asset class risk allocation and at times may not have any exposure to one or more of the foregoing asset classes.  Implementation of the strategy generally involves obtaining leveraged exposure through derivatives to asset classes that have historically exhibited relatively low levels of volatility.

The Fund utilizes a variety of instruments to gain exposure to asset classes, including, but not limited to: interest rate futures; equity index futures and options; sovereign government fixed-income futures and options; commodity futures and options; CBOE VIX index futures and options; currency futures and forward currency contracts; sovereign government fixed-income securities; exchange-traded notes; exchange-traded funds (“ETFs”) and options on ETFs; over-the-counter total return, interest rate and commodity swaps; and repurchase agreements. The Fund may engage in derivative transactions to seek total return; to hedge against fluctuations in securities prices, interest rates or currency exchange rates; to change the effective duration of its portfolio; to manage certain investment risks; for speculation purposes to gain certain types of exposures; and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund’s use of derivatives may be extensive. The Fund may utilize short sales for the purpose of hedging within the overall portfolio structure and may engage in securities lending. The Fund may gain exposures to certain types of investments through ETFs. The Fund has no geographic limits on where its investments may be located or where its assets may be exposed.

The Fund employs a risk parity investment approach. A risk parity investment approach seeks to spread portfolio risk across diverse asset classes, with the objective of creating a portfolio that is generally more balanced and may achieve higher risk-adjusted returns than a traditional asset allocation approach (e.g., a portfolio invested 60% in equities and 40% in fixed-income). There can be no assurance that employing a risk parity approach will achieve any particular level of return or will reduce volatility or potential loss compared to other investment approaches.

In implementing the Fund’s strategy, the portfolio managers generally seek to maintain a balanced exposure to risk allocations through all phases of an economic cycle, with periodic rebalancing of asset class exposures if they move outside established thresholds. Target notional exposures to any specific asset class will reflect the anticipated contribution of such asset class to the Fund’s overall risk based on its expected volatility as well as its contribution to diversification.

Under normal market conditions, the portfolio managers target Fund volatility of approximately 10% annually.  Volatility is measured by the standard deviation of expected total returns of the Fund.  The Fund’s actual, or realized, volatility for longer or shorter periods may be materially higher or lower than the target, depending on market conditions.

The Fund may gain exposure to commodities by investing in PBR Commodity Subsidiary, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized in the Cayman Islands, which invests primarily in commodity-related instruments, as well as securities and other instruments in which the Fund is permitted to invest.

3.  The following replaces “Risk of Leveraged Transactions.” under “Principal Risks” in “Fund Summary”:

Risk of Leveraged Transactions.  The Fund will engage in transactions and make investments that give rise to leverage.  Such transactions may include, among others, dollar rolls, borrowing, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

4.  The following replaces “Risks of Repurchase Agreements and Reverse Repurchase Agreements.” under “Principal Risks” in “Fund Summary”:

Risks of Repurchase Agreements.  In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

5.  The following replaces “Portfolio Managers” under “Management” in “Fund Summary”:

Portfolio Managers

Jack Hansen, Chief Investment Officer, Parametric-Minneapolis Investment Center, has managed the Fund since its inception in 2013.

Thomas Lee, Managing Director, Investment Strategy and Research, Parametric-Minneapolis Investment Center, has managed the Fund since its inception in 2013.

6.  The paragraph titled “Reverse Repurchase Agreements.” under “Investment Objective & Principal Policies and Risks” is removed.

7.  The following replaces the fifth paragraph under “Management.” in “Management and Organization”:

The portfolio managers of the Fund are Jack Hansen and Thomas Lee (since inception).  Mr. Hansen is Chief Investment Officer and Mr. Lee is Managing Director, Investment Strategy and Research, at Parametric-Minneapolis Investment Center. Messrs. Hansen and Lee have held their respective positions at The Clifton Group, which was acquired by Parametric on December 31, 2012, for more than five years.

August 19, 2014	15581 8.19.14